UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-02631
Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)
103 Bellevue Parkway
Wilmington, DE 19809

(Address of principal executive offices) (Zip code)
Edward J. Roach
Chestnut Street Exchange Fund
103 Bellevue Parkway
Wilmington, DE 19809

(Name and address of agent for service)
Registrant’s telephone number, including area code: (302) 791-1112
Date of fiscal year end: December 31
Date of reporting period: September 30, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
David R. Wilmerding, Jr.
     Chairman
October 26, 2011
Fellow Partner:
     Our Fund earned $5.00 per share of net investment income in the nine months ended September 30, 2011, compared to $4.43 per share in the same period of 2010. Small increases in both dividend income and expenses, coupled with reduced shares outstanding, were factors in the change in earnings.
     After providing for the $1.50 per share distributed to partners of record on September 29, 2011, the net asset value per partnership share on September 30, 2011 was $312.90. The net asset value on June 30, 2011, our last report date, was $361.49, and the value on September 30, 2010 was $312.60.
     Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.
     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,
/s/ David R. Wilmerding, Jr
David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2011
     The US equity market has faced significant challenges over the past few months and performance turned negative in the third quarter; however, relative to global markets US equities performed better. The slow and politically-charged debt ceiling debate contributed to the rating downgrade of US sovereign debt by S&P. Though unprecedented in US history, acknowledging that the government has been a poor administrator of its finances was not new news, but in the context of the worsening European debt crisis and concerns of economic slowdowns on both sides of the Atlantic, the downgrade provided yet another layer of uncertainty to an already uncertain outlook. As a result, investor sentiment sank, stock price volatility increased, and total returns, which showed gains in each of the preceding four quarters, turned negative in the third quarter and year-to-date periods.
     While the selloff was rooted in legitimate concerns that warrant close monitoring, it is often difficult for investors to distinguish real issues from pure market “noise.” Though it is apparent that growth has slowed and the odds of recession have tilted to the upside, we believe it is quite possible that the US economy muddles through this difficult period, underpinned by the strong position of the corporate sector and deeply engrained consumer behaviors. As experienced investors, we are convinced that opportunities can be found in every market environment. Thus, we have focused on identifying stocks that should benefit investors in what appears to be the most likely scenario going forward: a protracted period of slow economic growth and heightened market volatility, with undercurrents that are likely to remain part of the equation for some time.
     The labor and housing markets remain chief obstacles to the US economic recovery. Unemployment is still high and it is doubtful that this will change soon. In fact, companies are likely to be more cautious about their hiring plans for obvious reasons: reduced growth expectations and lack of policy visibility in the U.S. and Europe. We believe President Obama’s $447 billion stimulus plan to address unemployment remains questionable, and the housing market has worsened as consumers re-consider big purchases.
     Despite the bleak economic landscape, we believe many US stocks offer compelling opportunities, underpinned by strong corporate balance sheets and cash positions. Also, there appears to be a disconnect between the negative sentiment readings and actual consumer actions. Consumer confidence plummeted while retail sales remained robust. US real GDP grew 1% in the first half of 2011, but corporate earnings grew 17%. Companies have adapted to the slow growth environment and corporate cash has surged over the past two years from $0.7 trillion to roughly $2.1 trillion. The ratio of cash to GDP is at a record high. What is needed now is the confidence to put the cash to work.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2011
Summary
     The U.S. equity market took a hit in the third quarter as a series of macro events undercut investor sentiment and reignited fears of a global economic slowdown. The debt ceiling fiasco in Washington and the subsequent downgrade of U.S. long term debt by credit rating agency Standard & Poor’s dealt a significant blow to investor confidence, prompting a sharp selloff in stocks in late July and early August. Heightened concern surrounding sovereign debt issues in Europe and signs of slowdown in China also contributed to a spike in volatility and pressured stock prices throughout the period. Despite the challenging macro backdrop, corporate profit margins remained strong. For the second quarter earnings season, companies in the S&P 500 reported an 18% increase in profits over the prior year. These results also came in ahead of expectations for the ninth consecutive quarter. However, investors looked past company fundamentals, focusing instead on the deteriorating macro environment. Amid the “risk off” trading that characterized much of the quarter, the S&P 500 Index fell –13.9%.
     The Chestnut Street Exchange Fund fell -13.1% for the period, performing in-line with the S&P 500 Index. The financials, health care and consumer staples sectors were the primary areas of strength, offsetting relative weakness in utilities, industrials and consumer discretionary.
Performance Attribution
     In financials, underweight allocations to both capital markets and insurance names added value as these industries underperformed the broader market. Bank stocks were also under significant pressure during the period. Shares of Citigroup and Bank of America were down -38% and -44%, respectively. A lack of exposure to Citigroup Inc. and an underweight to Bank of America contributed to relative returns. In health care, outperformance was driven by positive stock selection. Abbott Laboratories was a key individual contributor as the company reported strong second quarter earnings and management raised their profit outlook for the year. Johnson & Johnson and Merck & Co. Inc. also added value in the sector. Consumer staples stocks did relatively well in the third quarter as increased uncertainty pushed investors toward more defensive areas of the market. In this environment, performance benefited from an overweight and favorable stock selection in the consumer staples sector. Coca-Cola Co. and Procter & Gamble Co. were among the most notable individual performers.
     Within the S&P 500 Index, utilities was the only sector with a positive return during the quarter. Accordingly, the Fund’s lack of exposure to utilities stocks negatively impacted performance comparisons. Stock selection and an overweight in industrials also weighed on relative results. Emerson Electric Co. proved to be the most significant individual detractor. The maker of factory automation equipment reported disappointing quarterly sales and warned rising raw materials costs and softening demand in China could negatively impact its business. In the consumer discretionary sector, the Fund experienced weakness in its media-related holdings. Shares of Walt Disney Co. lost ground on concern over weak revenues from it movie releases this year and broader macroeconomic fears. Poor performance from CBS Corp. and Comcast Corp. also hampered returns during the period.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (Concluded)	Third Quarter 2011
Outlook
     As a result of market movement and marginal trades during the quarter, the Fund’s allocation to the consumer staples and information technology sectors increased, while the health care and industrials weightings declined modestly. We used investor redemptions to eliminate pharmacy services provider Medco Health Solutions Inc. from the portfolio and also significantly reduce a position in Hewlett-Packard Co. The Fund remains highly diversified, with the largest weightings in the information technology, health care, consumer staples, industrials, and financials sectors. Relative to the S&P 500 Index, the Fund holds significant overweights in industrials, consumer staples and health care and notable underweights in consumer discretionary and utilities.
     Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
PERFORMANCE SUMMARY
As of September 30, 2011
(Unaudited)

	Chestnut Street	S&P 500	DJIA
	Exchange Fund	Index	Index
3rd Quarter 2011	(13.05)%	(13.87)%	(11.50)%
1 Year	1.85%	1.14%	3.84%
3 Years *	(0.46)%	1.23%	3.16%
5 Years *	(1.11)%	(1.18)%	1.38%
10 Years *	2.18%	2.82%	4.68%
Inception (12/29/76)
Annualized *	10.38%	10.32%	9.03%
Cumulative	2990.73%	2909.39%	1900.72%
     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.
     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
BlackRock Capital Management, Inc.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
STATEMENT OF NET ASSETS
September 30, 2011
(Unaudited)

	Shares	Value
COMMON STOCKS—98.6%
BASICS—6.5%
Air Products & Chemicals, Inc.	88,665	$6,771,346
Cabot Corp.	86,032	2,131,873
Cabot Microelectronics Corp.*	42,373	1,457,207

		10,360,426

CAPITAL EQUIPMENT—6.8%
Emerson Electric Co.	131,650	5,438,462
General Electric Co.	364,049	5,548,107

		10,986,569

CONSUMER CYCLICALS—11.8%
3M Co.	74,819	5,371,256
CBS Corp., — Class B	60,100	1,224,838
Comcast Corp., — Class A	149,743	3,129,629
Procter & Gamble Co.	85,100	5,376,618
Walt Disney Co. (The)	129,129	3,894,531

		18,996,872

ENERGY—10.9%
Exxon Mobil Corp.	147,227	10,693,097
Schlumberger, Ltd.	114,584	6,844,102

		17,537,199

FINANCIAL—13.6%
American Express Co.	98,525	4,423,773
Ameriprise Financial, Inc.	22,266	876,390
Bank of America Corp.	56,084	343,234
JPMorgan Chase & Co.	140,310	4,226,137
Moody’s Corp.	82,738	2,519,372
Wells Fargo & Co.	391,823	9,450,771

		21,839,677

HEALTH CARE—14.4%
Abbott Laboratories	130,891	6,693,766
Baxter International, Inc.	64,986	3,648,314
Hospira, Inc.*	23,125	855,625
Johnson & Johnson	100,789	6,421,267
Merck & Co., Inc.	171,108	5,596,943

		23,215,915

RETAIL—2.4%
Home Depot, Inc.	23,400	769,158
Kohl’s Corp.	15,200	746,320
Safeway, Inc.	44,558	741,000
Wal-Mart Stores, Inc.	31,500	1,634,850

		3,891,328

STAPLES—9.6%
Altria Group, Inc.	18,000	482,580
Coca-Cola Co. (The)	157,172	10,618,540
Hanesbrands, Inc.*	5,688	142,257
Kraft Foods, Inc., — Class A	12,456	418,272
PepsiCo, Inc.	43,600	2,698,840
Philip Morris International, Inc.	18,000	1,122,840

		15,483,329

TECHNOLOGY—15.4%
Check Point Software Technologies Ltd.*	52,400	2,764,624
Cisco Systems, Inc.	32,700	506,523
Hewlett-Packard Co.	18	404
Intel Corp.	470,355	10,032,672
International Business Machines Corp.	39,708	6,950,091
Microsoft Corp.	95,282	2,371,569
Oracle Corp.	74,000	2,126,760

		24,752,643

TRANSPORTATION—3.9%
Union Pacific Corp.	75,844	6,194,179

UTILITIES—3.3%
Verizon Communications, Inc.	143,830	5,292,944

Total Common Stocks (Cost: $35,458,667)		158,551,081

TOTAL INVESTMENTS IN SECURITIES (Cost: $35,458,667)	98.6%	$158,551,081
Other assets in excess of liabililties	1.4%	2,330,599

NET ASSETS	100.0%	$160,881,680

*	Non-Income Producing
See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
STATEMENT OF NET ASSETS (Concluded)
September 30, 2011
(Unaudited)

	Shares	Value
TOTAL INVESTMENT IN SECURITIES (Cost 35,458,667) **	98.6%	$158,551,081
Other assets in excess of liabilities	1.8%	3,064,048
Distribution payable, net	(0.4)%	(672,254)
Payable to:
Investment Adviser	0.0%	(49,973)
Managing General Partners	0.0%	(7,408)
Custodian	0.0%	(2,400)
Transfer Agent	0.0%	(1,414)

NET ASSETS
(Applicable to 514,169 partnership shares outstanding)	100.0%	$160,881,680

Net Asset Value Per Share		$312.90

Net assets applicable to shares owned by:
Limited partners (514,077 shares)		$160,852,893
Managing general partners (92 shares)		28,787

Total net assets		$160,881,680

**	At September 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,912,142

Gross unrealized appreciation	125,638,939
Gross unrealized depreciation	0

Net unrealized appreciation	$125,638,939

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.
See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
NOTES TO STATEMENT OF NET ASSETS
September 30, 2011
(Unaudited)
(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
NOTES TO STATEMENT OF NET ASSETS (Continued)
September 30, 2011
(Unaudited)
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For the period ended September 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
The following is a summary of inputs used, as of September 30, 2011, in valuing the Fund’s investments carried at value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	09/30/11	Price	Inputs	Inputs
Chestnut Street Exchange Fund
Assets Investments in Common Stocks*	$158,551,081	$158,551,081	$—	$—

*	See Statement of Net Assets details of industry breakout.
For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

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MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Edward J. Roach
Langhorne B. Smith
David R. Wilmerding, Jr.
INVESTMENT ADVISERS
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment
Servicing (US) Inc.
P.O. Box 8950
Wilmington, Delaware 19899
(800) 852-4750
Third Quarter Report
September 30, 2011
(Unaudited)
Chestnut Street Exchange
Fund
103 Bellevue Parkway
Wilmington, Delaware 19809
(302) 791-1112
Edward J. Roach, President & Treasurer

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Edward J. Roach
Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Edward J. Roach

Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date November 17, 2011

* Print the name and title of each signing officer under his or her signature.